EXHIBIT 10.45

JONES APPAREL GROUP, INC.
1411 BROADWAY, NEW YORK, NEW YORK  10018

October 4, 2010

Mr. Christopher Cade
1825 Jenkins Drive
Easton, PA 18040

        Re: Amendment No. 2 to Employment Agreement

Dear Chris:

        Reference is made to your Employment Agreement dated December 5, 2007 by and between you and Jones Apparel Group, Inc. (the "Company"), as amended by Amendment No. 1 thereto dated July 18, 2008 (the "Employment Agreement"). All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Employment Agreement.

        This will confirm our agreement that, effective as of the date hereof, the terms and conditions of the Employment Agreement are hereby amended as follows:

        1. The first sentence of Section 1 of the Employment Agreement is hereby deleted in its entirety and replaced with the following sentence:

"The Company shall employ you for a period commencing as of December 18, 2007 and ending December 31, 2013."

        2. Section 3(b) of the Employment Agreement is hereby deleted in its entirety and replaced with the following:

"Bonus. You shall participate in the Jones Apparel Group, Inc. 2007 Executive Annual Cash Incentive Plan (the "Bonus Plan"), pursuant to which you may be entitled to receive an annual bonus payment of up to 50% of your annual salary, for each full calendar year of employment which ends prior to the expiration of the term of this agreement and throughout which you have been employed by the Company, conditioned upon the attainment of annual criteria and objectives established for participants in the Bonus Plan."

Christopher Cade
October 4, 2010

        3. Except as otherwise set forth in this Amendment No. 2 to Employment Agreement, the Employment Agreement is ratified and confirmed in all respects and remains in full force and effect.

        Please acknowledge your agreement with the foregoing by signing the enclosed copy of this Amendment No. 2 to Employment Agreement and returning it to the Company.

Very truly yours, JONES APPAREL GROUP, INC. By: /s/ Ira M. Dansky Ira M. Dansky, Executive Vice President, General Counsel and Secretary

Agreed in all respects:

/s/  Christopher Cade
Christopher Cade